Exhibit 99.1
New York Society of Security Analysts
12th Annual Insurance Industry Conference
February, 2008

This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2006, our Form
10-Q for the second and third quarters of 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year 2006, our Form 10-Q for the second and third quarters of 2007 and our
Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor Relations” section of our website at
www.employers.com.
Forward-looking Statements
All forward-looking statements made in this presentation, related to the anticipated acquisition of AmCOMP, Inc. or otherwise, reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. The following factors, among others, could cause or contribute to such material differences: failure to satisfy any of the conditions of closing, including the failure to obtain AmCOMP stockholder approval or any required regulatory approvals; the risks that EMPLOYERS and AmCOMP's businesses will not be integrated successfully; the risk that EMPLOYERS will not realize estimated cost savings and synergies; costs relating to the proposed transaction; and disruption from the transaction making it more difficult to maintain relationships with customers, employees, agents or producers. More generally, the businesses of EMPLOYERS and AmCOMP could be affected by competition; pricing and policy trends; the levels of new and renewal business achieved; market acceptance; changes in demand; the frequency and severity of catastrophic events; actual loss experience; uncertainties in the loss reserving and claims settlement process; new theories of liability; judicial, legislative, regulatory and other governmental developments; litigation tactics and developments; investigation developments; the amount and timing of reinsurance recoverables; credit developments among reinsurers; changes in the cost or availability of reinsurance; market developments; rating agency action; possible terrorism or the outbreak and effects of war and economic, political, regulatory, insurance and reinsurance business conditions; relations with and performance of employee agents, as well as management’s response to these factors; and other factors identified in EMPLOYERS filings with the Securities and
Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. EMPLOYERS undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Safe Harbor Disclosure

EMPLOYERS, AmCOMP and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding EMPLOYERS directors and executive officers is available in EMPLOYERS' proxy statement for its 2007 annual meeting of stockholders and the EMPLOYERS' 2006 Annual Report on
Form 10-K, which were filed with the SEC on April 19, 2007 and March 30, 2007, respectively. Information regarding AmCOMP's directors and executive officers is available in AmCOMP's proxy statement for its 2007 annual meeting of stockholders and AmCOMP's 2006 Annual
Report on Form 10-K, which were filed with the SEC on April 27, 2007 and April 2, 2007, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission.
Copyright © 2007 EMPLOYERS. All rights reserved. EMPLOYERS and America’s small business insurance specialists are registered trademarks of Employers Insurance Company of Nevada. Workers’ compensation insurance and services are offered through Employers Compensation Insurance Company and Employers Insurance Company of Nevada.
Safe Harbor Disclosure (continued)

Contents      Page

Corporate Overview
and
Operations

Business
• Specialty provider of workers’ compensation insurance
 – 18th largest private writer in the U.S. (1)
 – 8th largest private writer in California (1)
 – 2nd largest writer in Nevada (1)
Geographic
• Focused in western United States
Customers
• Small businesses in low to medium hazard industries
• Distribution through independent agents and strategic partners
• 33,027 policies in force at 9/30/2007
• Average annual policy premium of approximately $11,000
(1) Based on “One-Year Premium and Loss Study,” U.S., California and Nevada, A.M. Best Company, 2006

Overview

Key Strengths
• Established enterprise with 95 year operating history
• Focused operations and disciplined underwriting - target an attractive and underserved market segment with growth opportunities
• Unique and long-standing strategic distribution relationships
• Financial strength and flexibility - strong balance sheet and conservative reserving
• Experienced management team with deep knowledge of workers’
 compensation insurance

2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI

RECENT STATES
Florida, Oregon,
Texas, Arizona
and Illinois = 1.3%
Direct Premiums Written (%) for nine months ended 9/30/07
Expanding Geographic Footprint

47.6% statutory loss and LAE ratio as of 9/30/07
Risk Selection
Expertise
Strong
Underwriting
Culture
Focused
Guidelines and
Consistent
Automated
Approach
Disciplined
Underwriting
Local Knowledge
Pricing of
Individual Risks
Five Basic Elements

Disciplined Underwriting

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).
Focus on Low to Medium Hazard Groups

Customer Selection
Hazard Group	Class	Direct Premiums Written (000s)	Percent of Total
A	Restaurants	$ 27,654	7.1%
C	Physicians & Clerical	24,858	6.4
B	Store: Wholesale	18,854	4.8
B	College: Professional Employees & Clerical	11,590	3.0
B	Store: Retail	11,189	2.9
C	Clerical Office Employees	9,846	2.5
D	Machine Shops	9,455	2.4
C	Clothing Manufacturers	9,040	2.3
C	Dentists & Dental Surgeons & Clerical	7,939	2.0
D	Automobile	6,458	1.7
	Top 10	$136,883	35.1%
EMPLOYERS further differentiates risks within industry-defined customer classes
Top Ten Classes in 2006

• Largest payroll services company
 in the U.S. with over 450,000
 clients
• Partner since entering California
 market in 2002
• Business originated by ADP’s field
 sales staff and insurance agency
• “Pay-by-Pay” premium collection
Strategic partners expand market reach and produce business with high persistency

• Largest group health carrier in
 California
• Partner since entering
 California market in 2002
• Business originated by
 Wellpoint’s health insurance
 agents
• Single bill to customers
 E-chx, Inc.
• Since Q 4 2006
• Specialty provider of
 payroll services
 Intego Insurance
 Services, LLC
• Since Q 4 2007
• Provider of insurance
 software services
Strategic Distribution Partners

Focus on
Profitability
• Target attractive, underserved small business market
• Maintain disciplined risk selection, underwriting and
 pricing
Pursue
Growth
Opportunities
• Expand in current markets and in our new states
• Leverage infrastructure, technology and systems
• Utilize existing and new strategic distribution partners
• Consider opportunistic strategic transactions
Optimize
Capital
Structure
• Invest in operations and manage capital prudently
• Return capital to shareholders

Strategies

Policyholders by Industry Group
Miscellaneous
6%
Contracting
Manufacturing
Office and
Clerical
6%
40%
19%
29%
Goods and Services
Written Premium by State: $176 M
Florida
Wisconsin
Georgia
Other
29%
13%
14%
23%
8%
6%
7%
Tennessee
Indiana
Texas
% of Direct Premiums Written, 09/30/07
AmCOMP Acquisition - Compelling Transaction
• Excellent strategic fit
 – Mono-line workers’ compensation company with focus on disciplined underwriting for small to mid-sized businesses
• Immediate premium volume growth
 – Writes in 18 states
 – Average premium size approximately $24,000 at 9/30/07
 – Over 900 independent agencies

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
NY
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI

AmCOMP
EMPLOYERS
Overlap
Expands EMPLOYERS Geographic Footprint
(1) By 2006 Direct Premiums Written for states, by 2006 Net Premiums Written for total U.S., A.M. Best

EMPLOYERS
EMPLOYERS + AmCOMP Pro Forma
% of Direct Premiums Written, 09/30/07
California
Indiana
3%
Texas
Other
43%
12%
17%
11%
5%
6%
Wisconsin
Florida
Nevada
California
Nevada
Other
71%
19%
10%
Direct Premiums Written: $ 268 Million
Direct Premiums Written: $ 443 Million
Tennessee
3%

Diversifies EMPLOYERS Geographic Footprint

Compelling Transaction
• Increased scale
 – Diversifies earnings base
 – Reduces expense ratio
 – Enhances visibility with agents / customers
• Meaningful synergies
 – $10 million annual pre-tax cost savings achievable by 2010
 ú Phase-in of approximately 25% in 2008, approximately 75% in 2009 and 100% in 2010
 ú Elimination of public company expenses, systems integration, reduction in reinsurance costs
• Financial benefits
 – Efficient use of capital and debt capacity
 ú Pro forma debt to total capital approximately 20% based on preliminary financing plan
 – Accretive to EPS and ROE in the first full year

Consideration /
Financing
• $12.50 per share, $194 million equity value, $230 million
 including assumed debt
• 100% cash consideration
• Expected financing sources: combination of debt and cash
Valuation
• Implied multiple of earnings of 9.5x and 11.5x for 2007E and
 2008E, respectively (1)
• 1.2x 12/31/07E GAAP book value (2)
Timing
• Announced 1/10/08
• Estimated closing: 2Q 2008
• Subject to regulatory approvals and AmCOMP shareholder vote

(1) Based on I/B/E/S estimates
(2) Based on actual book value of $9.88 per share at 9/30/07plus I/B/E/S EPS estimate for Q 4, 2007 of $0.26
Acquisition of AmCOMP - Key Terms

Financial Results

Surplus of
$673MM
at 9/30/2007
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
0.5:1 NPW / Surplus
(Trailing 12 months NPW
at 9/30/07)
Approximately 90% fixed
maturity with average
rating AA at 9/30/07
Coverage up to
$200MM loss
Track record of
reserve strength

Four Key Elements of Our Financial Strength

Contract
$ millions
Total Coverage	$2,000

Original Reserves Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 9/30/2007	$602.5
Accounting at 9/30/07
$ millions
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(173.2)

GAAP: Deferred Reinsurance Gain - LPT Agreement	$429.3

Loss Portfolio Transfer (LPT)
• Non-recurring transaction with no ongoing cash benefits or charges to current operations
• Retroactive 100% quota share reinsurance coverage for all losses occurring prior to
 7/1/95
• Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

Net Premium Written
Net Income Before Loss Portfolio Transfer (LPT)
Equity Incl. Deferred Gain - LPT
Statutory Surplus
($ million)
Premium growth has declined due to California rate
decreases
Strong growth provides a solid basis for underwriting
Loss trends and investments are driving net income
Capital management plans include dividends and share
repurchases

Financial Snapshot

• Solid in force policy count
 growth continued in the third
 quarter, 2007
 – 33,027 at 9/30/07
 – 29,311 at 9/30/06
 – Total increase of 3,716 or
 12.7%
Growing In Force Policy Count
Total in force policy count has grown consistently with a 2002 - 2006 CAGR of 6%

Selected Operating Results

(1) Pro Forma EPS for 2006 assumes 50,000,002 shares outstanding before the conversion.
(2) Pro forma basic and diluted EPS computed using the weighted average shares outstanding during the period after the Company’s IPO and assumes the
 50,000,002 shares outstanding prior to the IPO.  Equity instruments have been excluded in computing the diluted earnings per share because their inclusion would be anti-dilutive.
(3) Basic EPS and Diluted EPS round to the same amount for the period.
Earnings and EPS

(1) Excluding $43.4 million of favorable development in the first nine months of 2007, our loss ratio before the LPT would have been 64.2% and our combined ratio would have been 103.7%. We target a combined ratio of 100.
(2) Total deferred gain amortization and LPT reserve adjustment of $19.4 million in 2006, $4.6 million in the first, second and third quarters of 2007.
(3) Our higher expense ratio is largely a function of falling California rates.

Underwriting Profitability

• $1.7 billion of
 investment securities
 - Less than .03% related to
 sub-prime
 - Less than 6% related to
 financials
• Approximately 90%
 AA rated
• Book yield of 4.4%
• Tax equivalent book
 yield of 5.3%
• Effective duration of 5.7
• Outsourced to Conning
 Asset Management
Portfolio Mix at 9/30/07

Investment Portfolio

• In 2007 greater than $100
 million in cash
 – $38 million ordinary dividends,
 plus
 – $9.7 million in net proceeds
 from the IPO, plus
 – $55 million up-streamed
 extraordinary dividend
• As of 9/30/07 reported
 earnings, $100 million
 ordinary dividend capacity
 in 2008
 – Additional $200 million
 extraordinary dividend
 capacity through 12/31/2008
 approved by DOI
Holding Company
Cash Flow
Strong Capital Position
• $771 million GAAP
 adjusted equity at
 9/30/2007
• 0.5:1 trailing 12
 months NPW/surplus
 at 9/30/07
• No debt pending
 acquisition
• Reserve strength
Our goal is to drive shareholder value through an improving ROE resulting from (i) profitability consistent with historical results, (ii) disciplined growth and (iii) prudent capital management

Capital Management
Tools
• Shareholder dividends
 – $0.06 per share
 quarterly dividend
 – Three quarters
 declared and paid
  $3.2 million Q2, 2007
  $3.1 million Q3, 2007
  $3.0 million Q4, 2007
• Share repurchase
 – $75 million in 2007
  3,911,272 shares
Capital Management

Summary

Summary
• Established enterprise with 95 year operating history
• Focused operations and disciplined underwriting - target an attractive and underserved market segment with growth opportunities
• Pending acquisition - when closed, immediate growth in premium
• Unique and long-standing strategic distribution relationships
• Financial strength and flexibility - strong balance sheet and conservative reserving
• Experienced management team with deep knowledge of workers’
 compensation

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.